                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 16, 2002



                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 0-09781                              74-2099724
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                             Identification No.)


          1600 Smith Street, Dept. HQSEO, Houston, Texas                                     77002
             (Address of principal executive offices)                                     (Zip Code)

                                 (713) 324-2950
              (Registrant's telephone number, including area code)

Item 5.         Other Events.
                ------------

     Notes Offering
     --------------

     On January 16, 2002, Continental Airlines, Inc., a Delaware corporation (the "Company"), entered into an Underwriting Agreement, filed herewith as
Exhibit 1.1 and incorporated herein by reference, with the underwriters named therein with respect to the issue and sale by the Company (the "Offering") of up to $201,250,000 aggregate principal amount of 4.50% Convertible Notes due 2007 (the "Notes") (including $26,250,000 aggregate principal amount of the Notes subject to the underwriters' over-allotment option) in an underwritten public offering. The Notes are convertible into shares of the Company's Class B common stock at the option of holders any time prior to maturity (unless previously redeemed or repurchased) at a price of $40 per share (equal to a conversion rate of 25 shares per $1,000 principal amount of Notes), subject to adjustment. The Company expects to close the offering in respect of $175,000,000 aggregate principal amount of the Notes on January 23, 2002.

     The Company files herewith those exhibits listed in Item 7(c) below (other than Exhibit 99.1) relating to its Registration Statement on Form S-3 (File No. 333-71906) as filed with the Securities and Exchange Commission on October 19, 2001.


     Ratios of Earnings to Fixed Charges
     -----------------------------------

     The ratios of the Company's "earnings" to its "fixed charges" for each of the years 1997 through 2001 were:

    YEAR ENDED DECEMBER 31,
--------------------------------
2001   2000   1999   1998   1997
----   ----   ----   ----   ----
 (1)   1.51   1.80   1.94   2.07

---------------

(1) For the year ended December 31, 2001, earnings were inadequate to cover fixed charges and the coverage deficiency was $152 million.

     The ratios of earnings to fixed charges are based on continuing operations. For purposes of the ratios, "earnings" means the sum of:

     - the Company's pre-tax income; and

     - the Company's fixed charges, net of interest capitalized.

     "Fixed charges" represent:

     - the interest the Company pays on borrowed funds;

     - the amount the Company amortizes for debt discount, premium and issuance expense and interest previously capitalized; and

     - that portion of rentals considered to be representative of the interest factor.

Item 7.         Financial Statements and Exhibits.
                ---------------------------------

                (c) Exhibits

                    1.1 Underwriting Agreement, dated January 16, 2002, by and among Continental Airlines, Inc., Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                    4.1 First Supplemental Indenture between Continental Airlines, Inc. and Bank One, N.A., as Trustee, dated as of January 23, 2002.

                    4.2 Form of 4.50% Convertible Note due 2007 (included in Exhibit 4.1 as Exhibit A thereto)

                    12.1 Statement regarding Computation of Ratios of Earnings to Fixed Charges.

                    99.1    Capitalization Table.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONTINENTAL AIRLINES, INC.



                                         By: /s/ JENNIFER L. VOGEL
                                            ------------------------------------
                                             Jennifer L. Vogel
                                             Vice President and General Counsel



January 23, 2002

                                  EXHIBIT INDEX


  1.1 Underwriting Agreement, dated January 16, 2002, by and among Continental Airlines, Inc., Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  4.1          First Supplemental Indenture between Continental Airlines, Inc.
               and Bank One, N.A., as Trustee, dated as of January 23, 2002.

  4.2 Form of 4.5% Convertible Note due 2007 (included in Exhibit 4.1 as Exhibit A thereto).

  12.1         Statement regarding Computation of Ratios of Earnings to Fixed
               Changes.

  99.1         Capitalization Table.